UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2021

Edesa Biotech, Inc.
(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	001-37619	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Spy Court Markham, Ontario, Canada L3R 5H6
(Address of Principal Executive Offices)
 (289) 800-9600
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares	EDSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01  Entry into a Material Definitive Agreement

Agreement with the Government of Canada’s Strategic Innovation Fund

On February 2, 2021, Edesa Biotech Research, Inc., a wholly owned subsidiary of Edesa Biotech, Inc. (the “Company”), entered into a multi-year contribution agreement with the Canadian government’s Strategic Innovation Fund, or SIF (the “Agreement”). Under this Agreement, the Government of Canada committed up to CAD $14.05 million ($11 million USD) in nonrepayable funding toward (i) the Phase 2 portion of the Company’s ongoing Phase 2/3 study of its investigation therapy EB05 in hospitalized COVID-19 patients, and (ii) certain pre-clinical research intended to potentially broaden the application of the Company’s experimental therapy (collectively, the “Project”). Pursuant to the contribution agreement, Edesa Biotech Research will conduct work, incur expenses and fund all costs from its own cash resources. On a quarterly basis, Edesa Biotech Research may submit claims to the SIF for eligible reimbursable expenses.

Under the Agreement, Edesa Biotech Research has agreed to certain obligations in relation to the completion of the Project. In the event that Edesa Biotech Research breaches its obligations under the Agreement, subject to applicable cure, the SIF may exercise a number of remedies, including suspending or terminating funding under the Agreement, demanding repayment of funding previously received and/or terminating the Agreement. The performance obligations of Edesa Biotech Research under the contribution agreement are guaranteed by the Company.

The foregoing is only a summary of the material terms of the Agreement, does not purport to be complete, and is qualified in its entirety by reference to the text of the Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein it its entirety.

Item 8.01  Other Events

On February 2, 2021, the Company issued a press release announcing the execution of the Agreement (the “Press Release”). The full text of the Press Release is attached hereto as Exhibit 99.1. The information furnished herein and therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1+
Strategic Innovation Fund Agreement among Edesa Biotech Research, Inc., Edesa Biotech, Inc., and her Majesty the Queen in right of Canada as represented by the Minister of Industry, dated February 2, 2021

99.1	Press release issued by Edesa Biotech, Inc. dated February 2, 2021.

+  Portions of this exhibit have been omitted pursuant to Rule 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edesa Biotech, Inc.

Date: February 2, 2021	By:	/s/ Kathi Niffenegger
	Name:	Kathi Niffenegger
	Title:	Chief Financial Officer